DEI Document In Thousands, unless otherwise specified	12 Months Ended
	Jan. 01, 2012	Nov. 02, 2012
Entity Information [Line Items]
Entity Central Index Key	0000809248
Current Fiscal Year End Date	--01-01
Entity Filer Category	Accelerated Filer
Document Type	8-K
Document Period End Date	Jan 1, 2012
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Amendment Flag	false
Entity Common Stock, Shares Outstanding		23,685,080
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes

Document And Entity Information In Thousands, unless otherwise specified	12 Months Ended
	Jan. 01, 2012	Nov. 02, 2012
Document And Entity Information [Abstract]
Entity Registrant Name	CARROLS RESTAURANT GROUP, INC.
Entity Central Index Key	0000809248
Current Fiscal Year End Date	--01-01
Entity Filer Category	Accelerated Filer
Document Type	8-K
Document Period End Date	Jan 1, 2012
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Amendment Flag	false
Entity Common Stock, Shares Outstanding		23,685,080
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Jan. 01, 2012	Jan. 02, 2011
ASSETS
Cash	$ 24,661	$ 3,144
Trade and other receivables	6,673	5,213
Inventories	5,601	5,203
Prepaid rent	4,077	4,018
Prepaid expenses and other current assets	5,522	5,349
Refundable income taxes	2,239	869
Deferred income taxes (Note 10)	3,484	4,609
Total current assets	52,257	28,405
Property and equipment, net (Note 2)	190,310	186,850
Franchise rights, net (Note 3)	67,238	70,432
Goodwill (Note 3)	124,934	124,934
Intangible assets, net	301	419
Franchise agreements, at cost less accumulated amortization of $6,504 and $6,102, respectively	5,225	5,629
Deferred income taxes (Note 10)	0	1,949
Deferred financing fees	8,670	2,097
Other assets	9,457	5,587
Total assets	458,392	426,302
LIABILITIES AND STOCKHOLDERS' EQUITY
Current portion of long-term debt (Note 7)	6,553	15,538
Accounts payable	14,759	13,944
Accrued interest	7,178	6,853
Accrued payroll, related taxes and benefits	21,796	19,504
Accrued real estate taxes	4,812	4,778
Other liabilities	8,779	7,434
Total current liabilities	63,877	68,051
Long-term debt, net of current portion (Note 7)	261,966	237,914
Lease financing obligations (Note 8)	10,064	10,061
Deferred income-sale-leaseback of real estate (Note 6)	37,372	40,472
Deferred income taxes (Note 10)	2,234	0
Accrued postretirement benefits (Note 15)	2,055	1,845
Other liabilities (Note 5)	21,667	23,052
Total liabilities	399,235	381,395
Stockholders' equity (Note 11):
Preferred stock, par value $.01; authorized 20,000,000 shares, issued and outstanding-none	0	0
Voting common stock, par value $.01; authorized 100,000,000 shares, issued-22,135,663 and 21,678,103, respectively, and outstanding-21,750,237 and 21,632,402 shares, respectively	218	216
Additional paid-in capital	6,954	3,474
Retained earnings	51,041	39,823
Accumulated other comprehensive income (Notes 7 and 15)	1,085	1,535
Treasury stock, at cost	(141)	(141)
Total stockholders' equity	59,157	44,907
Total liabilities and stockholders' equity	$ 458,392	$ 426,302

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Jan. 01, 2012	Jan. 02, 2011
Statement of Financial Position [Abstract]
Franchise agreements, accumulated amortization	$ 6,504	$ 6,102
Preferred stock, par value	$ 10	$ 10
Preferred stock, shares authorized	20,000,000	20,000,000
Preferred stock, shares issued	0	0
Preferred stock, shares outstanding	0	0
Common stock, par value	$ 10	$ 10
Common stock, shares authorized	100,000,000	100,000,000
Common stock, shares issued	22,135,663	21,678,103
Common stock, shares outstanding	21,750,237	21,632,402

Consolidated Statements Of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Jan. 01, 2012	Jan. 02, 2011	Jan. 03, 2010
Revenues:
Restaurant sales	$ 347,518	$ 357,073	$ 384,020
Costs and expenses:
Cost of sales	103,860	105,399	105,376
Restaurant wages and related expenses (including stock-based compensation expense of $34, $50 and $215, respectively)	109,155	112,534	119,321
Restaurant rent expense (Note 6)	22,665	23,169	23,981
Other restaurant operating expenses	53,389	54,602	57,377
Advertising expense	14,424	14,966	16,213
General and administrative (including stock-based compensation expense of $2,745, $1,601 and $1,196, respectively)	20,982	19,210	20,561
Depreciation and amortization	16,058	15,354	14,714
Impairment and other lease charges (Note 4)	1,293	709	487
Other income (Note 9)	(720)	(444)	79
Total operating expenses	341,106	345,499	358,109
Income from operations	6,412	11,574	25,911
Interest expense	7,353	8,957	8,907
Loss on extinguishment of debt (Note 7)	1,244	0	0
Income before income taxes	(2,185)	2,617	17,004
Provision for income taxes (Note 10)	(1,661)	807	5,930
Net income (loss) from continuing operations	(524)	1,810	11,074
Income from discontinued operations, net of income taxes	11,742	10,106	10,761
Net income	11,218	11,916	21,835
Continuing operations	$ (0.02)	$ 0.08	$ 0.51
Discontinued operations	$ 0.54	$ 0.47	$ 0.5
Continuing operations	$ (0.02)	$ 0.08	$ 0.51
Discontinued operations	$ 0.54	$ 0.46	$ 0.49
Basic weighted average common shares outstanding (Note 16)	21,677,837,000	21,620,550,000	21,594,366,000
Diluted weighted average common shares outstanding (Note 16)	21,677,837	21,835,417	21,768,683
Change in valuation of interest rate swap, net of tax benefit of $43, $0 and $0 (Note 8)	(68)	0	0
Change in postretirement benefit obligations, net of tax benefit of $243, $98, and $192, respectively (Note 15)	(382)	(128)	(301)
Comprehensive income (loss)	$ 10,768	$ 11,788	$ 21,534

Consolidated Statements Of Operations (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 01, 2012	Jan. 02, 2011	Jan. 03, 2010
Stock-based compensation expense	$ 1,037	$ 884	$ 868
Change in valuation of interest rate swap, tax	43	0	0
Postretirement benefit tax	$ 243	$ 98	$ 192

Consolidated Statements Of Changes In Stockholders' Equity (USD $) In Thousands	Total	Voting Common Stock [Member]	Additional Paid-In Capital [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income [Member]	Treasury Stock [Member]
Balance at Dec. 28, 2008	$ 8,459	$ 216	$ 348	$ 6,072	$ 1,964	$ (141)
Common Stock, Shares, Outstanding at Dec. 28, 2008		21,592,462
Stock-based compensation	1,411	0	1,411	0	0	0
Stock Issued During Period, Shares, Restricted Stock Award, Net of Forfeitures		19,245
Vesting of non-vested shares		0	0	0	0	0
Net income	21,835	0	0	21,835	0	0
Change in valuation of interest rate swap, net of tax (Note 7)	0
Change in postretirement benefit obligations, net of tax (Note 15)	(301)	0	0	0	(301)	0
Stock Issued During Period, Shares, Share-based Compensation, Net of Forfeitures		0
Balance at Jan. 03, 2010	31,404	216	1,759	27,907	1,663	(141)
Common Stock, Shares, Outstanding at Jan. 03, 2010		21,611,707
Stock-based compensation	1,651	0	1,651	0	0	0
Stock Issued During Period, Shares, Restricted Stock Award, Net of Forfeitures		5,273
Exercise of stock options	64	0	64	0	0	0
Exercise of stock options, shares		15,422
Vesting of non-vested shares	0	0	0	0	0	0
Net income	11,916	0	0	11,916	0	0
Change in valuation of interest rate swap, net of tax (Note 7)	0
Change in postretirement benefit obligations, net of tax (Note 15)	(128)	0	0	0	(128)	0
Stock Issued During Period, Shares, Share-based Compensation, Net of Forfeitures		0
Balance at Jan. 02, 2011	44,907	216	3,474	39,823	1,535	(141)
Common Stock, Shares, Outstanding at Jan. 02, 2011	21,632,402	21,632,402
Stock-based compensation	2,779	0	2,779	0	0	0
Stock Issued During Period, Shares, Restricted Stock Award, Net of Forfeitures		20,459
Exercise of stock options	551	1	550	0
Exercise of stock options, shares		97,376
Vesting of non-vested shares	152	1	151	0	0	0
Net income	11,218	0	0	11,218	0	0
Change in valuation of interest rate swap, net of tax (Note 7)	(68)	0	0	0	(68)	0
Change in postretirement benefit obligations, net of tax (Note 15)	(382)	0	0	0	(382)	0
Stock Issued During Period, Shares, Share-based Compensation, Net of Forfeitures		0
Balance at Jan. 01, 2012	$ 59,157	$ 218	$ 6,954	$ 51,041	$ 1,085	$ (141)

Consolidated Statements Of Changes In Stockholders' Equity (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 01, 2012	Jan. 02, 2011	Jan. 03, 2010
Statement of Stockholders' Equity [Abstract]
Change in postretirement benefit obligations, tax	$ 243	$ 98	$ 192
Change in valuation of interest rate swap, tax	$ 43	$ 0	$ 0

Consolidated Statements Of Cash Flows (USD $)	12 Months Ended
	Jan. 01, 2012	Jan. 02, 2011	Jan. 03, 2010
Cash flows provided from operating activities:
Net income	$ 11,218,000	$ 11,916,000	$ 21,835,000
Income (Loss) from Discontinued Operations, Net of Tax, Attributable to Parent	(11,742,000)	(10,106,000)	(10,761,000)
Adjustments to reconcile net income to net cash provided from operating activities:
Loss on disposals of property and equipment	63,000	285,000	228,000
Stock-based compensation	1,037,000	884,000	868,000
Impairment and other lease charges	1,293,000	709,000	487,000
Depreciation and amortization	16,058,000	15,354,000	14,714,000
Amortization of deferred financing costs	738,000	934,000	974,000
Amortization of unearned purchase discounts	0	0	(2,149,000)
Amortization of deferred gains from sale-leaseback transactions	1,987,000	1,825,000	1,702,000
Gain on settlements of lease financing obligations	0	0	133,000
Accretion of interest on lease financing obligations	(7,000)	(3,000)	(3,000)
Deferred income taxes	4,828,000	2,046,000	4,266,000
Loss on extinguishment of debt	733,000	0	0
Changes in other operating assets and liabilities:
Refundable income taxes	1,773,000	116,000	1,514,000
Accounts payable	(932,000)	(2,026,000)	1,564,000
Accrued interest	(6,827,000)	(27,000)	(862,000)
Accrued payroll, related taxes and benefits	574,000	(2,226,000)	2,810,000
Accrued income taxes	0	0	(2,099,000)
Other	(20,160,000)	(16,455,000)	(17,880,000)
Net cash provided from operating activities of continuing operations	33,448,000	32,260,000	46,409,000
Cash flows used for investing activities:
New restaurant development	(1,757,000)	(2,697,000)	(1,907,000)
Restaurant remodeling	(8,533,000)	(5,541,000)	(10,360,000)
Other restaurant capital expenditures	(12,632,000)	(4,177,000)	(7,094,000)
Corporate and restaurant information systems	(4,849,000)	(1,234,000)	(1,456,000)
Total capital expenditures	(27,771,000)	(13,649,000)	(20,817,000)
Properties purchased for sale-leaseback	(2,058,000)	(2,390,000)	(1,197,000)
Proceeds from sale-leaseback transactions	2,818,000	3,413,000	4,306,000
Proceeds from insurance recovery	477,000	0	0
Proceeds from sales of other properties	573,000	0	249,000
Net cash used for investing activities of continuing operations	(25,961,000)	(12,626,000)	(17,459,000)
Cash flows provided from (used for) financing activities:
Capital contribution to Fiesta Restaurant Group	(3,345,000)	0
Dividend from Fiesta Restaurant Group	192,307,000	0
Term loan borrowings from new Carrols LLC credit facility	65,000,000	0	0
Borrowings on Carrols LLC revolving credit facility	27,100,000	0	0
Repayments on Carrols LLC revolving credit facility	(23,100,000)	0	0
Borrowings on prior revolving credit facility	32,700,000	97,100,000	102,300,000
Repayments on prior revolving credit facility	(32,700,000)	(99,000,000)	(118,400,000)
Repayments of term loans under prior credit facility	(80,214,000)	0	0
Repayments of prior Carrols senior subordinated notes	(165,000,000)	0	0
Scheduled principal payments on term loans under prior credit facility	(7,036,000)	(11,727,000)	(12,000,000)
Scheduled principal payments on Carrols LLC term loans	(1,625,000)	0	0
Principal pre-payments on term loans	0	(6,023,000)	0
Principal payments on capital leases	(2,000)	(35,000)	(62,000)
Proceeds from lease financing obligations	0	0	835,000
Settlement of lease financing obligations	0	0	(1,945,000)
Financing costs associated with issuance of lease financing obligations	0	0	(4,000)
Financing costs associated with issuance of debt	(1,845,000)	0	0
Excess tax benefits from stock-based compensation	152,000	0	0
Proceeds from stock option exercises	551,000	64,000	0
Net cash provided from (used for) financing activities of continuing operations	2,943,000	(19,621,000)	(29,276,000)
Net increase in cash from continuing operations	10,430,000	13,000	(326,000)
Net cash provided from (used for) operating activities of discontinued operations	21,052,000	14,488,000	14,279,000
Net cash used for investing activities of discontinued operations	(15,082,000)	(15,714,000)	(12,910,000)
Net cash provided from (used for) financing activities of discontinued operations	5,117,000	(45,000)	(40,000)
Net increase (decrease) in cash from discontinued operations	11,087,000	(1,271,000)	1,329,000
Net increase (decrease) in cash and cash equivalents	21,517,000	(1,258,000)	1,003,000
Cash and cash equivalents, beginning of year	3,144,000	4,402,000	3,399,000
Cash and cash equivalents, end of year	24,661,000	3,144,000	4,402,000
Supplemental disclosures:
Interest paid on long-term debt	18,055,000	16,772,000	18,317,000
Interest paid on lease financing obligations	96,000	100,000	234,000
Accruals for capital expenditures	307,000	183,000	309,000
Income taxes paid (refunded), net	(446,000)	4,868,000	10,567,000
Non-cash reduction of assets under lease financing obligations	0	0	288,000
Non-cash reduction of lease financing obligations	$ 0	$ 0	$ 880,000

Description Of Business And Summary Of Significant Accounting Policies	12 Months Ended
Jan. 01, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description Of Business And Summary Of Significant Accounting Policies
Description of Business and Summary of Significant Accounting Policies
Basis of Consolidation. Carrols Restaurant Group, Inc. (“Carrols Restaurant Group”) is a holding company and conducts all of its operations through Carrols Corporation (“Carrols”) and its wholly-owned subsidiaries. The consolidated financial statements presented herein include the accounts of Carrols Restaurant Group and its wholly-owned subsidiary Carrols. In April 2011, Fiesta Restaurant Group, Inc. (“Fiesta Restaurant Group” or "Fiesta"), a wholly owned subsidiary of Carrols, was incorporated. In May 2011, Carrols contributed all of the outstanding capital stock of Pollo Operations, Inc. and Pollo Franchise Inc. (collectively “Pollo Tropical”) and Taco Cabana Inc. and subsidiaries (collectively “Taco Cabana”) to Fiesta Restaurant Group in exchange for all of the outstanding capital stock of Fiesta Restaurant Group. Any reference to “Carrols LLC” refers to Carrols’ wholly-owned subsidiary, Carrols LLC, a Delaware limited liability company. Unless the context otherwise requires, Carrols Restaurant Group, Carrols and the direct and indirect subsidiaries of Carrols are collectively referred to as the “Company.” All intercompany transactions have been eliminated in consolidation.
Business Description. At January 1, 2012 the Company operated, as franchisee, 298 restaurants under the trade name “Burger King” in 12 Northeastern, Midwestern and Southeastern states.
Recast of Financial Information for Discontinued Operations. On May 7, 2012, the Company completed the spin-off of Fiesta Restaurant Group, Inc., through a pro-rata dividend to the stockholders of Carrols Restaurant Group of all of the outstanding shares of Fiesta's common stock (the "Spin-off"). Fiesta Restaurant Group owns and operates the Pollo Tropical and Taco Cabana businesses and the Company, Carrols and Carrols LLC owns and operates its franchised Burger King restaurants.
As a result, the consolidated statements of operations and comprehensive income and statements of cash flows related to Fiesta have been presented as discontinued operations for all periods presented.
Fiscal Year. The Company uses a 52-53 week fiscal year ending on the Sunday closest to December 31. The fiscal years ended January 1, 2012 and January 2, 2011 each contained 52 weeks and the fiscal year ended January 3, 2010 contained 53 weeks.
Use of Estimates. The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant items subject to such estimates and assumptions include: accrued occupancy costs, insurance liabilities, evaluation for impairment of goodwill, long-lived assets and franchise rights and lease accounting matters. Actual results could differ from those estimates.
Cash and Cash Equivalents. The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.
Inventories. Inventories, primarily consisting of food and paper, are stated at the lower of cost (first-in, first-out) or market.
Property and Equipment. The Company capitalizes all direct costs incurred to construct and substantially improve its restaurants. These costs are depreciated and charged to expense based upon their property classification when placed in service. Property and equipment is recorded at cost. Repair and maintenance activities are expensed as incurred. Depreciation and amortization is provided using the straight-line method over the following estimated useful lives:

Owned buildings	5 to 30 years
Equipment	3 to 7 years
Computer hardware and software	3 to 7 years
Assets subject to capital leases	Shorter of useful life or lease term
Leasehold improvements are depreciated over the shorter of their estimated useful lives or the underlying lease term. In circumstances where an economic penalty would be presumed by the non-exercise of one or more renewal options under the lease, the Company includes those renewal option periods when determining the lease term. For significant leasehold improvements made during the latter part of the lease term, the Company amortizes those improvements over the shorter of their useful life or an extended lease term. The extended lease term would consider the exercise of renewal options if the value of the improvements would imply that an economic penalty would be incurred without the renewal of the option. Building costs incurred for new restaurants on leased land are depreciated over the lease term, which is generally a 20-year period.
Franchise Rights. For its previous Burger King restaurant acquisitions, the Company generally allocated to franchise rights, an intangible asset, the excess of purchase price and related costs over the value assigned to the net tangible and intangible assets acquired. Amounts allocated to franchise rights for each acquisition are amortized using the straight-line method over the average remaining term of the acquired franchise agreements plus one twenty year renewal period.
Burger King Franchise Agreements. Fees for initial franchises and renewals are amortized using the straight-line method over the term of the agreement, which is generally twenty years.
Goodwill. Goodwill represents the excess of purchase price and related costs over the value assigned to the net tangible and identifiable intangible assets of businesses acquired. Goodwill is not amortized but is tested for impairment at least annually as of the fiscal year end.
Long-Lived Assets. The Company assesses the recoverability of property and equipment, franchise rights and intangible assets by determining whether the carrying value of these assets can be recovered over their respective remaining lives through undiscounted future operating cash flows. Impairment is reviewed whenever events or changes in circumstances indicate that the carrying amounts of these assets may not be fully recoverable.
Deferred Financing Costs. Financing costs (included in other assets) incurred in obtaining long-term debt and lease financing obligations are capitalized and amortized over the life of the related obligation as interest expense using the effective interest method.
Leases. All leases are reviewed for capital or operating classification at their inception. The majority of the Company’s leases are operating leases. Many of the lease agreements contain rent holidays, rent escalation clauses and/or contingent rent provisions. Rent expense for leases that contain scheduled rent increases is recognized on a straight-line basis over the lease term, including any option periods included in the determination of the lease term. Contingent rentals are generally based upon a percentage of sales or a percentage of sales in excess of stipulated amounts and are generally not considered minimum rent payments but are recognized as rent expense when incurred.
Lease Financing Obligations. Lease financing obligations pertain to real estate sale-leaseback transactions accounted for under the financing method. The assets (land and building) subject to these obligations remain on the Company’s consolidated balance sheet at their historical costs and such assets (excluding land) continue to be depreciated over their remaining useful lives. The proceeds received by the Company from these transactions are recorded as lease financing obligations and the lease payments are applied as payments of principal and interest. The selection of the interest rate on lease financing obligations is evaluated at inception of the lease based on the Company’s incremental borrowing rate adjusted to the rate required to prevent recognition of a non-cash loss or negative amortization of the obligation through the end of the primary lease term.
Revenue Recognition. Revenues from Company owned and operated restaurants are recognized when payment is tendered at the time of sale.
Unearned Purchase Discounts. Unearned purchase discounts are amortized as a reduction of cost of sales either over the life of the supplier contract or the estimated purchase commitment period. In 2000, Burger King Corporation arranged for the Coca-Cola Company and Dr. Pepper/Seven-Up, Inc. to provide funding to franchisees in connection with certain initiatives to upgrade restaurants. The Company received approximately $19.8 million in 2000 and $1.6 million in 2001 under this arrangement with these suppliers. The total amount of these purchase discounts amortized for the year ended January 3, 2010 was $2.2 million. As of January 3, 2010 these purchase discounts were fully amortized.
Income Taxes. Deferred tax assets and liabilities are based on the difference between the financial statement and tax bases of assets and liabilities as measured by the tax rates that are anticipated to be in effect when those differences reverse. The deferred tax provision generally represents the net change in deferred tax assets and liabilities during the period. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is established when it is necessary to reduce deferred tax assets to amounts for which realization is more likely than not. The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The Company and its subsidiary file a consolidated federal income tax return.
Advertising Costs. All advertising costs are expensed as incurred.
Cost of Sales. The Company includes the cost of food, beverage and paper, net of any discounts, in cost of sales.
Pre-opening Costs. The Company’s pre-opening costs are expensed as incurred and generally include payroll costs associated with opening the new restaurant, rent and promotional costs.
Insurance. The Company is insured for workers’ compensation, general liability and medical insurance claims under policies where it pays all claims, subject to stop-loss limitations both for individual claims and claims in the aggregate. Losses are accrued based upon the Company’s estimates of the aggregate liability for claims based on Company experience and certain actuarial methods used to measure such estimates. The Company does not discount any of its self-insurance obligations.
Fair Value of Financial Instruments. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. In determining fair value, the accounting standards establish a three level hierarchy for inputs used in measuring fair value as follows: Level 1 inputs are quoted prices in active markets for identical assets or liabilities; Level 2 inputs are observable for the asset or liability, either directly or indirectly, including quoted prices in active markets for similar assets or liabilities; and Level 3 inputs are unobservable and reflect our own assumptions. The following methods were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate the fair value:

•
Current Assets and Liabilities. The carrying value of cash, trade and other receivables, accounts payable and accrued liabilities approximates fair value because of the short maturity of those instruments, which are considered Level 1.

•
Carrols Senior Subordinated Notes. The fair values of Carrols outstanding senior subordinated notes were based on quoted market prices which are considered Level 2. The fair value at January 2, 2011 was approximately $165.4 million.

•
Fiesta Restaurant Group 8.875% Senior Secured Second Lien Notes due 2016. The fair value of outstanding Fiesta Restaurant Group senior secured second lien notes is based on recent trading values which are considered Level 2, and at January 1, 2012 was approximately $199.5 million.

•
Revolving and Term Loan Credit Facilities. Based upon the rates and other terms of the credit facilities entered into in the last six months of 2011 which are considered Level 3, the amount of the outstanding borrowings under the Carrols LLC senior secured credit facility approximated fair value at January 1, 2012.

See Note 5 for discussion of the fair value measurement of non-financial assets.
Derivative Financial Instruments. The Company recognizes derivatives on the balance sheet at fair value. The Company’s only derivative is an interest rate swap and it has been designated as a cash flow hedge; therefore, the effective portion of the changes in the fair value of this arrangement will be recognized in accumulated other comprehensive income (loss) until the hedged item is recognized in earnings. The ineffective portion of the changes in the fair value of this arrangement will be immediately recognized in earnings. The Company classifies cash inflows and outflows from derivatives within operating activities on the statement of cash flows.
One of the Company’s objectives for utilizing derivative instruments is to reduce its exposure to fluctuations in cash flows due to changes in the variable interest rates of certain borrowings issued under the Carrols LLC senior secured credit facility, as also required by the Carrols LLC senior secured credit facility. The Company’s strategy to achieve that objective involves entering into interest rate swaps that are specifically designated to the Carrols LLC senior secured credit facility and accounted for as cash flow hedges.
Net Income per Share. Basic net income per share is computed by dividing net income for the period by the weighted average number of common shares outstanding during the period. Diluted net income per share is computed by dividing net income for the period by the weighted average number of common shares outstanding plus the dilutive effect of outstanding stock options using the treasury stock method.
Stock-Based Compensation. The Company applies the Black-Scholes valuation model in determining the fair value of stock options granted to employees, which is then amortized on a straight-line basis to compensation expense over the requisite service period. For restricted stock awards, the fair market value of the award, determined based upon the closing value of the Company’s stock price on the grant date, is recorded to compensation expense on a straight-line basis over the requisite service period.
The Company has adopted an incentive stock plan under which incentive stock options, non-qualified stock options and non-vested shares may be granted to employees and non-employee directors. On an annual basis, the Company has granted incentive stock options, non-qualified stock options and non-vested shares under these plans. The stock options granted generally vest at 20% per year and expire seven years from the date of grant. Non-vested shares granted to certain restaurant employees generally vest 100% after three years, non-vested shares granted to corporate employees generally vest 25% per year over four years and non-vested shares granted to non-employee directors generally vest at varying rates over two to five years. Stock-based compensation related to these grants totaled $1.0 million, $0.9 million and $0.9 million in 2011, 2010 and 2009, respectively.
There were no stock options granted in 2011. The weighted average fair-value of the options granted in 2010 and 2009 was $3.03 and $1.19, respectively, which was estimated using the Black-Scholes option pricing model with the following weighted-average assumptions:

	2010	2009
Risk-free interest rate	2.32%	1.36%
Annual dividend yield	—	—
Expected term	4.8 years	4.8 years
Expected volatility	53%	49%
The assumptions include the risk-free rate of interest, expected dividend yield, expected volatility, and the expected term of the award. The risk-free rate of interest was based on the zero coupon U.S. Treasury bond rates appropriate for the expected term of the award. There are no expected dividends as the Company does not currently plan to pay dividends on its common stock. Expected stock price volatility was based on the expected volatility of a peer group that had actively traded stock during the period immediately preceding the share-based award grant. The expected term is estimated by using the actual contractual term of the awards and the expected length of time for the employees to exercise the awards. Compensation expense is recognized only for those options expected to vest, with forfeitures estimated based on the Company’s historical experience and future expectations. Also see Note 12 to the consolidated financial statements.
Gift cards. The Company sells gift cards to its customers in its restaurants and through selected third parties. The Company recognizes revenue from gift cards upon redemption by the customer. Proceeds from the sale of gift cards at the Company’s restaurants are remitted to Burger King Corporation.
Segment Information. Operating segments are components of an enterprise for which separate financial information is available and is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company's chief operating decision maker currently evaluates the Company's operations from a number of different operational perspectives including but not limited to a restaurant-by-restaurant basis. The Company derives all significant revenues from a single reportable operating segment of business. Accordingly, the Company views it operating results of its Burger King restaurants as one segment.
Subsequent Events. The Company reviewed and evaluated for subsequent events through the issuance date of the Company’s financial statements.
Recent Accounting Pronouncements.
In September 2011, the Financial Accounting Standards Board (“FASB”) issued guidance on testing goodwill for impairment. The guidance provides entities an option to perform a “qualitative” assessment to determine whether further impairment testing is necessary. This guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, provided that the entity has not yet performed its 2011 annual impairment test or issued its financial statements. The Company is evaluating the impact of this guidance on its annual testing for goodwill impairment in 2012.
In September 2011, the FASB issued guidance on the presentation of comprehensive income. This guidance eliminates the current option to report other comprehensive income and its components in the statement of changes in equity. The guidance allows two presentation alternatives: (1) to present items of net income and other comprehensive income in one continuous statement; or (2) in two separate, but consecutive, statements of net income and other comprehensive income.
The Company retrospectively adopted this amendment effective December 29, 2008. The adoption of this amendment resulted in the Company changing its current presentation of comprehensive income so that the components of net income and other comprehensive income are presented in a single continuous statement. The adoption of this amendment did not have any impact on the Company's consolidated financial position or results of operations.

Discontinued Operations	12 Months Ended
Jan. 01, 2012
Discontinued Operations [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
Discontinued Operations
On May 7, 2012, the Company completed the Spin-off of Fiesta, a wholly owned subsidiary of Carrols which included the Pollo Tropical and Taco Cabana restaurant brands, through the distribution in the form of a pro rata dividend of all of Fiesta's issued and outstanding common stock to Carrols Restaurant Group’s stockholders whereby each stockholder of Carrols Restaurant Group on April 26, 2012 received one share of Fiesta’s common stock for every one share of the Company's common stock held. As a result of the Spin-off, Fiesta is now an independent company whose common stock is traded on The NASDAQ Global Select Market under the symbol “FRGI.”
In connection with the Spin-off, on April 24, 2012, Carrols Restaurant Group and Carrols entered into several agreements with Fiesta that govern the Company’s post Spin-off relationship with Fiesta, including a Separation and Distribution Agreement, Tax Matters Agreement, Employee Matters Agreement and Transition Services Agreement.
As a result of the Spin-off, the consolidated statements of operations and statements of cash flows related to Fiesta's businesses have been presented as discontinued operations for all periods presented. Fiesta's assets and liabilities are included in the consolidated balance sheets presented at January 1, 2012 and January 2, 2011.
The consolidated statements of operations for periods through the completion of the Spin-off included certain general and administrative expenses associated with administrative support to Fiesta for executive management, information systems and certain accounting, legal and other administrative functions, which had previously been allocated to Fiesta. The allocation of certain of these expenses do not qualify for classification within discontinued operations, and therefore are included as general and administrative expenses within continuing operations. In addition, certain expenses directly related to the Spin-off which had previously been allocated to both the Company and Fiesta have been included in discontinued operations.
The following table details Fiesta's revenues and income (loss) from operations which have been reported in discontinued operations:

	January 1, 2012	January 2, 2011	January 3, 2010
Revenues	$474,968	$439,071	$432,120
Income from discontinued operations before income taxes	17,591	15,070	17,435
Provision for income taxes	5,849	4,964	6,674
Net income from discontinued operations	$11,742	$10,106	$10,761

Property And Equipment	12 Months Ended
Jan. 01, 2012
Property, Plant and Equipment [Abstract]
Property And Equipment
Property and Equipment
Property and equipment consisted of the following:

	January 1,	January 2,
	2012	2011
Land	$23,772	$24,054
Owned buildings	24,340	25,971
Leasehold improvements	203,720	196,606
Equipment	238,840	226,956
Assets subject to capital leases	6,522	6,865
	497,194	480,452
Less accumulated depreciation and amortization	(306,884)	(293,602)
	$190,310	$186,850
Assets subject to capital leases primarily pertain to buildings leased for certain restaurant locations and certain corporate equipment and had accumulated amortization at January 1, 2012 and January 2, 2011 of $5,651 and $5,906, respectively. At January 1, 2012 and January 2, 2011, land of $4,175 and owned buildings of $4,867 were subject to lease financing obligations accounted for under the lease financing method (See Note 9) at both periods. Accumulated depreciation pertaining to owned buildings subject to lease financing obligations at January 1, 2012 and January 2, 2011 was $2,083 and $1,883, respectively.
Depreciation expense for property and equipment associated with continuing operations for the years ended January 1, 2012, January 2, 2011 and January 3, 2010 was $12,255, $11,538 and $10,890, respectively.

Goodwill And Franchise Rights	12 Months Ended
Jan. 01, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill And Franchise Rights
Goodwill and Franchise Rights
Goodwill. The Company is required to review goodwill for impairment annually or more frequently when events and circumstances indicate that the carrying amount may be impaired. If the determined fair value of goodwill is less than the related carrying amount, an impairment loss is recognized. The Company performs its annual impairment assessment as of the fiscal year end and has determined its reporting units to be at the operating segment level: its Burger King restaurants, operating as a franchisee; Pollo Tropical and Taco Cabana each at the brand level.
In performing its goodwill impairment test, the Company compared the net book values of its reporting units to their estimated fair values, the latter determined by employing a combination of a discounted cash flow analysis and a market-based approach. The results of the discounted cash flow analyses were corroborated with other value indicators where available, such as comparable company earnings multiples.
There have been no changes in goodwill or goodwill impairment losses recorded in the years ended January 1, 2012, January 2, 2011 and January 3, 2010. Goodwill is summarized below:

	Pollo Tropical	Taco Cabana	Burger King	Total
Balance, January 1, 2012 and January 2, 2011	$56,307	$67,177	$1,450	$124,934
Franchise Rights. Amounts allocated to franchise rights for each acquisition are amortized using the straight-line method over the average remaining term of the acquired franchise agreements plus one twenty year renewal period. Following is a summary of the Company’s franchise rights as of the respective balance sheet dates:

	January 1, 2012		January 2, 2011
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Franchise rights	$138,169	$70,931	$138,169	$67,737
Amortization expense related to franchise rights for the years ended January 1, 2012, January 2, 2011 and January 3, 2010 was $3,194, $3,197 and $3,196, respectively and the Company expects annual amortization to be $3,194 for each of the years ending 2012 through 2016.
The Company assesses the potential impairment of franchise rights whenever events or changes in circumstances indicate that the carrying value may not be recoverable. If an indicator of impairment exists, an estimate of the aggregate undiscounted cash flows from the acquired restaurants is compared to the respective carrying value of franchise rights for each acquisition. If an asset is determined to be impaired, the loss is measured by the excess of the carrying amount of the asset over its fair value. An impairment charge of $45 was recorded for franchise rights related to a closed restaurant location for the year ended January 2, 2011. No impairment charges were recorded related to the Company’s franchise rights for the years ended January 1, 2012 and January 3, 2010.

Impairment Of Long-Lived Assets And Other Lease Charges	12 Months Ended
Jan. 01, 2012
Asset Impairment Charges [Abstract]
Impairment Of Long-Lived Assets And Other Lease Charges
Impairment of Long-Lived Assets and Other Lease Charges
The Company reviews its long-lived assets, principally property and equipment, for impairment at the restaurant level. If an indicator of impairment exists for any of its assets, an estimate of undiscounted future cash flows over the life of the primary asset for each restaurant is compared to that long-lived asset’s carrying value. If the carrying value is greater than the undiscounted cash flow, the Company then determines the fair value of the asset and if an asset is determined to be impaired, the loss is measured by the excess of the carrying amount of the asset over its fair value plus any lease liabilities to be incurred for non-operating restaurants, net of any estimated sublease recoveries.
The Company determined the fair value of restaurant equipment, for those restaurants reviewed for impairment, based on current economic conditions and the Company’s history of using these assets in the operation of its business. These fair value asset measurements rely on significant unobservable inputs and are considered Level 3 in the fair value hierarchy. The Level 3 assets measured at fair value associated with impairment charges recorded in 2011 totaled $0.1 million at January 1, 2012.

During the year ended January 1, 2012, January 2, 2011 and January 3, 2010, the Company recorded impairment charges of $1.3 million, $0.7 million and $0.5 million, respectively for certain underperforming restaurants.

Other Liabilities, Long-Term	12 Months Ended
Jan. 01, 2012
Other Liabilities, Noncurrent [Abstract]
Other Liabilities, Long-Term
Other Liabilities, Long-Term
Other liabilities, long-term, consisted of the following:

	January 1,	January 2,
	2012	2011
Accrued occupancy costs	$14,296	$13,250
Accrued workers’ compensation and general liability claims	3,208	3,423
Deferred compensation	965	2,937
Other	3,198	3,442
	$21,667	$23,052
Accrued occupancy costs include obligations pertaining to closed restaurant locations, contingent rent and accruals to expense operating lease rental payments on a straight-line basis over the lease term.
The following table presents the activity in the exit cost reserve, of which $1.1 million and $0.9 million at January 1, 2012 and January 2, 2011, respectively, are included in long-term accrued occupancy costs above, with the remainder in other current liabilities:

	January 1,	January 2,
	2012	2011
Balance, beginning of year	$1,665	$862
Provisions for restaurant closures	800	563
Changes in estimates of accrued costs	649	716
Payments, net	(1,021)	(632)
Other adjustments	153	156
Balance, end of year	$2,246	$1,665

Leases	12 Months Ended
Jan. 01, 2012
Leases [Abstract]
Leases
Leases
The Company utilizes land and buildings in its operations under various lease agreements. The Company does not consider any one of these individual leases material to the Company's operations. Initial lease terms are generally for twenty years and, in many cases, provide for renewal options and in most cases rent escalations. Certain leases require contingent rent, determined as a percentage of sales as defined by the terms of the applicable lease agreement. For most locations, the Company is obligated for occupancy related costs including payment of property taxes, insurance and utilities.
In the years ended January 1, 2012, January 2, 2011 and January 3, 2010, the Company sold two, three and four restaurant properties, respectively, in sale-leaseback transactions for net proceeds of $2,818, $3,413 and $4,306, respectively. These leases have been classified as operating leases and generally contain a twenty-year initial term plus renewal options.
Deferred gains from sale-leaseback transactions of Burger King restaurant properties of $133, $493 and $1,904 were recognized during the years ended January 1, 2012, January 2, 2011 and January 3, 2010, respectively, and are being amortized over the term of the related leases. The amortization of deferred gains on sale-leaseback transactions of Burger King restaurant properties was $1,987, $1,825 and $1,702 for the years ended January 1, 2012, January 2, 2011 and January 3, 2010, respectively.
Minimum rent commitments under capital and non-cancelable operating leases at January 1, 2012 were as follows:

Fiscal year ending:	Capital	Operating
December 30, 2012	$149	$50,412
December 29, 2013	151	49,399
December 28, 2014	145	47,117
January 3, 2016	134	45,063
January 1, 2017	129	43,777
Thereafter	1,311	307,345
Total minimum lease payments	2,019	$543,113
Less amount representing interest	(875)
Total obligations under capital leases	1,144
Less current portion	(53)
Long-term obligations under capital leases	$1,091

Total rent expense on operating leases, including percentage rent on both operating and capital leases, was as follows:

	Year ended
	January 1, 2012	January 2, 2011	January 3, 2010
Minimum rent on real property	$20,765	$21,263	$21,090
Additional rent based on percentage of sales	1,900	1,906	2,891
Restaurant rent expense	22,665	23,169	23,981
Administrative and equipment rent	114	169	275
	$22,779	$23,338	$24,256

Long-Term Debt	12 Months Ended
Jan. 01, 2012
Long-term Debt, Unclassified [Abstract]
Long-Term Debt
Long-Term Debt
Long-term debt consisted of the following:

	January 1,	January 2,
	2012	2011
Collateralized:
Carrols LLC Credit Facility - Revolving Credit Loans	$4,000	$—
Carrols LLC Credit Facility-Term Loan	63,375	—
Prior Carrols Senior Credit Facility-Term Loan	—	87,250
Fiesta Restaurant Group 8.875% Senior Secured Second Lien Notes	200,000	—
Unsecured:
Carrols 9% Senior Subordinated Notes	—	165,000
Capital leases (Note 6)	1,144	1,202
	268,519	253,452
Less: current portion	(6,553)	(15,538)
	$261,966	$237,914

On August 5, 2011 Carrols LLC and Fiesta Restaurant Group each entered into a new and independent senior secured credit facility. The new Carrols LLC senior secured credit facility provides for aggregate term loan borrowings of $65.0 million and a revolving credit facility that provides for aggregate borrowings of up to $20.0 million. The new Fiesta Restaurant Group senior secured credit facility consists of a revolving credit facility that provides for aggregate borrowings of up to $25.0 million. Also on August 5, 2011, Fiesta Restaurant Group issued $200.0 million of 8.875% Senior Secured Second Lien Notes due 2016 (the “Fiesta Notes”). Carrols LLC used net proceeds from the term loan borrowings of $65.0 million under the Carrols LLC senior secured credit facility and Fiesta Restaurant Group used net proceeds from the sale of the Fiesta Notes to distribute funds to Carrols to enable Carrols to (i) repay all outstanding indebtedness under Carrols prior senior credit facility, (ii) repurchase its outstanding 9% Senior Subordinated Notes due 2013 (the “Carrols Notes”) pursuant to a cash tender offer and related consent solicitation and to pay the related tender premium and redeem any Carrols Notes not repurchased under the tender offer and (iii) pay related fees and expenses. On January 1, 2012, there were $4.0 million of outstanding revolving credit borrowings under the new Carrols LLC senior secured credit facility and no outstanding revolving credit borrowings under the new Fiesta Restaurant Group senior secured credit facility.
In connection with these transactions, on July 22, 2011 Carrols commenced a tender offer and consent solicitation for all of its outstanding Carrols Notes. On August 5, 2011, $118.4 million were accepted for payment and paid by Carrols. Carrols LLC distributed to Carrols net proceeds from the term loan borrowings of $65.0 million under the Carrols LLC senior secured credit facility and Fiesta Restaurant Group distributed to Carrols net proceeds from the sale of $200.0 million of Fiesta Notes to enable Carrols to redeem the balance of its outstanding Carrols Notes not tendered in the tender offer, which expired on August 18, 2011. On August 22, 2011, Carrols completed the cash tender offer and consent solicitation for all of the outstanding Carrols Notes and called for the redemption of the $46.2 million of the Carrols Notes that were not tendered in the tender offer and irrevocably deposited with the trustee for the Carrols Notes an amount of funds sufficient to redeem the Carrols Notes. Consequently, on August 22, 2011, each of Carrols and the subsidiary guarantors terminated its obligations under the Carrols Notes and under the indenture governing the Carrols Notes.
As a result of these refinancing transactions, Carrols incurred a loss on extinguishment of debt in 2011 of $2.5 million consisting of the write-off of previously deferred financing fees of $1.5 million, the tender premium paid for redemption of the Carrols Notes and other professional fees associated with the tender offer. A portion of the total loss on extinguishment of debt of $1.2 million has been reclassified to discontinued operations.
New Senior Secured Credit Facilities. On August 5, 2011 Fiesta Restaurant Group entered into a first lien revolving credit facility providing for aggregate borrowings of up to $25.0 million (including $10.0 million available for letters of credit). The senior secured credit facility also provides for incremental increases of up to $5.0 million, in the aggregate, to the revolving credit borrowings available under the facility, and matures on February 5, 2016. Borrowings under the revolving credit facility bear interest at a per annum rate, at Fiesta Restaurant Group's option, of either (all terms as defined in the Fiesta Restaurant senior secured credit facility):

1)
the Alternate Base Rate plus the applicable margin of 2.0% to 2.75% based on Fiesta Restaurant Group's Adjusted Leverage Ratio (with an initial applicable margin set at 2.5% until the delivery of financial statements for the fourth fiscal quarter of 2011 to the agent and lenders under the Fiesta Restaurant Group senior secured credit facility), or

2)
the LIBOR Rate plus the applicable margin of 3.0% to 3.75% based on Fiesta Restaurant Group's Adjusted Leverage Ratio (with an initial applicable margin set at 3.5% until the delivery of financial statements for the fourth fiscal quarter of 2011 to the agent and lenders under the Fiesta Restaurant Group senior secured credit facility).

Fiesta Restaurant Group's obligations under its senior secured credit facility are secured by a first priority lien on substantially all of the assets of Fiesta Restaurant Group and its material subsidiaries, as guarantors, (including a pledge of all of the capital stock and equity interests of its material subsidiaries).
The Fiesta Restaurant Group senior secured senior credit facility contains customary default provisions, including without limitation, a cross default provision pursuant to which it is an event of default under this facility if there is a default under any indebtedness of Fiesta Restaurant Group having an outstanding principal amount of $2.5 million or more which results in the acceleration of such indebtedness prior to its stated maturity or is caused by a failure to pay principal when due. As of January 1, 2012, Fiesta Restaurant Group was in compliance with the covenants under its senior secured credit facility. After reserving $9.4 million for letters of credit guaranteed by the facility for workers' compensation and other insurance policies, $15.6 million was available for borrowing at January 1, 2012.
On August 5, 2011 Carrols LLC entered into a new senior secured credit facility, which provides for $65.0 million aggregate term loan borrowings and a revolving credit facility which provides for aggregate borrowings of up to $20.0 million (including $10.0 million available for letters of credit) both maturing on August 5, 2016. The Carrols LLC senior secured credit facility also provides for incremental term loan and revolving credit borrowing increases of up to $25 million, in the aggregate. Term loan and revolving credit borrowings under the facility bear interest at a per annum rate, at Carrols LLC's option, of either (all terms as defined in the Carrols LLC senior secured credit facility):

1)
the Alternate Base Rate plus the applicable margin of 2.25% to 4.0% based on Carrols LLC's Adjusted Leverage Ratio (with an initial applicable margin set at 2.75% until the delivery of financial statements for the fourth fiscal quarter of 2011 to the agent and lenders under the Carrols LLC senior secured credit facility), or

2)
the LIBOR Rate plus the applicable margin of 3.25% to 4.0% based on Carrols LLC's Adjusted Leverage Ratio (with an initial applicable margin set at 3.75% until the delivery of financial statements for the fourth fiscal quarter of 2011 to the agent and lenders under the Carrols LLC senior secured credit facility).

During 2011, Carrols LLC utilized the LIBOR rate option.
Under the Carrols LLC senior secured credit facility, Carrols LLC is required to make mandatory prepayments of principal on term loan borrowings (i) annually in an amount equal to 50% to 100% of Excess Cash Flow (as defined in the Carrols LLC senior secured credit facility) based on Carrols LLC's Adjusted Leverage Ratio and (ii) in the event of dispositions of assets, debt issuances and insurance and condemnation proceeds (all subject to certain exceptions).
The term loan borrowings under the Carrols LLC senior secured credit facility are payable in consecutive quarterly principal payments of $1.625 million which began on the last day of the fourth quarter of 2011 through the first quarter of 2016 with the remaining outstanding principal amount of $35.75 million due on the maturity date of August 5, 2016.
Carrols LLC's obligations under the Carrols LLC senior secured credit facility are secured by a first priority lien on substantially all of the assets of Carrols LLC and by a pledge by Carrols of all of the outstanding equity interests of Carrols LLC.
The Carrols LLC senior secured credit facility contains customary default provisions, including without limitation, a cross default provision pursuant to which it is an event of default under this facility if there is a default under any indebtedness of Carrols LLC having an outstanding principal amount of $2.5 million or more which results in the acceleration of such indebtedness prior to its stated maturity or is caused by a failure to pay principal when due. As of January 1, 2012, Carrols LLC was in compliance with the covenants under its senior secured credit facility. After reserving $4.8 million for letters of credit guaranteed by the facility for workers' compensation and other insurance policies, $11.2 million was available for borrowing at January 1, 2012.
Carrols LLC Interest Rate Swap Agreement. As required by the Carrols LLC senior secured credit facility, in November of 2011, Carrols LLC entered into an interest rate swap agreement with its lenders to mitigate the risk of increases in the variable interest rate related to term loan borrowings under the Carrols LLC senior secured credit facility. The interest rate swap has been designated as a cash flow hedge.
The interest rate swap fixes the interest rate on 50% of the outstanding term loan borrowings under the Carrols LLC senior secured credit facility at 0.77% plus the credit margin on the debt. The agreement matures on November 28, 2014 and has a notional amount of $31,688 at January 1, 2012. The differences between the variable LIBOR rate and the interest rate swap rate of 0.77% are settled monthly. This derivative instrument changed the Company's effective interest rate on its term loan borrowings under the Carrols LLC senior secured credit facility from 3.99% to 4.14% in 2011. The Company made payments to settle the interest rate swap of $25 during 2011, which were recorded as a component of interest expense.
The Company's interest rate swap agreement is recorded at fair value and a liability of $110 as of January 1, 2012 is included in long-term other liabilities in the accompanying consolidated balance sheets. Changes in the valuation of the Company's interest rate swap will be included as a component of other comprehensive income. The Company's counterparties under this arrangement provide the Company with quarterly statements of the market values of these instruments based on significant inputs that are observable or can be derived principally from, or corroborated by, observable market data for substantially the full term of the asset or liability. The Company classifies this within Level 2 of the valuation hierarchy described in Note 1. The impact on the derivative liabilities for the Company and the counterparties' non-performance risk to the derivative trades is considered when measuring the fair value of derivative liabilities.
Fiesta Restaurant Group Senior Secured Second Lien Notes. On August 5, 2011, Fiesta Restaurant Group issued $200.0 million of 8.875% Senior Secured Second Lien Notes due 2016 pursuant to an indenture dated as of August 5, 2011 governing such notes. The Fiesta Notes mature and are payable on August 15, 2016. Interest is payable semi-annually on February 15 and August 15 with the first interest payment due on February 15, 2012. The Fiesta Notes are guaranteed by Fiesta Restaurant Group's material subsidiaries and are secured by second-priority liens on substantially all of Fiesta Restaurant Group's and its material subsidiaries' assets (including a pledge of all of the capital stock and equity interests of its material subsidiaries).
The Fiesta Notes are redeemable at the option of Fiesta Restaurant Group in whole or in part at any time after February 15, 2014 at a price of 104.438% of the principal amount plus accrued and unpaid interest, if any, if redeemed before February 15, 2015, 102.219% of the principal amount plus accrued and unpaid interest, if any, if redeemed after February 15, 2015 but before February 15, 2016 and 100% of the principal amount plus accrued and unpaid interest, if any, if redeemed after February 15, 2016. Prior to February 14, 2014, Fiesta Restaurant Group may redeem some or all of the Fiesta Notes at a redemption price of 100% of the principal amount of each note plus accrued and unpaid interest, if any, and a make-whole premium. In addition, at any time prior to February 15, 2014, Fiesta Restaurant Group may redeem up to 35% of the Fiesta Notes with the net cash proceeds from specified equity offerings at a redemption price equal to 108.875% of the principal amount of each note to be redeemed, plus accrued and unpaid interest, if any, to the date of redemption.
The indenture governing the Fiesta Notes includes certain covenants, including limitations and restrictions on Fiesta Restaurant Group and its material subsidiaries who are guarantors under such indenture to incur additional debt, issue preferred stock, pay dividends or make distributions in respect of capital stock or make certain other restricted payments or investments, incur liens, sell assets, enter into transactions with affiliates, agree to payment restrictions affecting certain of its material subsidiaries and enter into mergers, consolidations or sales of all or substantially all of Fiesta Restaurant Group's or its material subsidiaries' assets. These covenants are subject to certain exceptions and qualifications including, without limitation, permitting the spin-off transaction discussed in Note 1.
The indenture governing the Fiesta Notes contains customary default provisions, including without limitation, a cross default provision pursuant to which it is an event of default under these notes and the indenture if there is a default under any indebtedness of Fiesta Restaurant Group having an outstanding principal amount of $15.0 million or more which results in the acceleration of such indebtedness prior to its stated maturity or is caused by a failure to pay principal when due. Fiesta Restaurant Group was in compliance as of January 1, 2012 with the restrictive covenants of the indenture governing the Fiesta Notes.
Carrols Prior Senior Credit Facility. Carrols' prior senior credit facility totaled $185 million, originally consisting of $120 million principal amount of term loan A borrowings maturing on March 9, 2013 and a $65.0 million revolving credit facility (including a sub-limit of up to $25.0 million for letters of credit and up to $5.0 million for swingline loans) maturing on March 8, 2012.
During the year ended January 2, 2011, Carrols made a required principal prepayment of approximately $1.0 million based on 25% of Carrols' Excess Cash Flow (as defined in Carrols' prior senior credit facility) for the year ended January 3, 2010. The Company also made a principal prepayment of $5.0 million on outstanding term loan A borrowings in the fourth quarter of 2010.
Carrols Prior Senior Subordinated Notes. On December 15, 2004, Carrols issued $180.0 million of the Carrols Notes that bore interest at a rate of 9% payable semi-annually on January 15 and July 15 and were scheduled to mature on January 15, 2013.
At January 1, 2012, principal payments required on long-term debt are as follows:

2012	$6,553
2013	6,558
2014	6,556
2015	6,548
2016	241,423
Thereafter	881
$268,519

The weighted average interest rate on all debt, excluding lease financing obligations, for the years ended January 1, 2012, January 2, 2011 and January 3, 2010 was 6.0%, 6.1% and 5.9%, respectively. Interest expense on the Company's long-term debt, excluding lease financing obligations, was $11,228, $16,744 and $17,454 for the years ended January 1, 2012, January 2, 2011 and January 3, 2010, respectively.

Lease Financing Obligations	12 Months Ended
Jan. 01, 2012
Lease Financing Obligations [Abstract]
Lease Financing Obligations
Lease Financing Obligations
The Company entered into sale-leaseback transactions in various years that did not qualify for sale-leaseback accounting and as a result were classified as financing transactions. Under the financing method, the assets remain on the consolidated balance sheet and proceeds received by the Company from these transactions are recorded as a financing liability. Payments under these leases are applied as payments of imputed interest and deemed principal on the underlying financing obligations.
These leases generally provide for an initial term of 20 years plus renewal options. The rent payable under such leases includes a minimum rent provision and in some cases, includes rent based on a percentage of sales. These leases also require payment of property taxes, insurance and utilities.
During the second quarter of 2011, the Company entered into a sale-leaseback transaction for a restaurant property that did not qualify for sale-leaseback accounting and the net proceeds of $1.7 million were recorded as a lease financing obligation. In the third quarter of 2011, the condition that precluded sale-leaseback accounting was cured. As a result, the Company reduced its lease financing obligations by $1.7 million and recorded a loss of $0.1 million which is included in other income on the consolidated statement of operations.
During 2009, Fiesta Restaurant Group settled $1.9 million of lease financing obligations which included a purchase of one restaurant property previously subject to a lease financing obligation for $1.1 million and the settlement of the lease financing obligation incurred previously in 2009 for $0.8 million. Fiesta Restaurant Group also modified provisions of three of its restaurant leases previously accounted for as lease financing obligations which allowed the respective sale transactions to qualify for sale-leaseback accounting. As a result of these transactions in 2009, lease financing obligations were reduced by $4.9 million, assets under lease financing obligations were reduced by $2.7 million and deferred gains on qualified sale-leaseback transactions of $1.2 million were recorded.
At January 1, 2012, payments required on lease financing obligations were as follows:

2012	$978
2013	979
2014	983
2015	986
2016	1,061
Thereafter, through 2023	14,664
Total minimum lease payments	19,651
Less: Interest implicit in obligations	(9,587)
Total lease financing obligations	$10,064

The interest rates on lease financing obligations ranged from 8.5% to 10.5% at January 1, 2012. Interest expense on lease financing obligations totaled $107, $107 and $108 for the years ended January 1, 2012, January 2, 2011 and January 3, 2010, respectively.

Other Income	12 Months Ended
Jan. 01, 2012
Other Income Disclosure, Nonoperating [Abstract]
Other Income
Other Income
In 2011, the Company recorded net gains of $0.7 million which included a gain of $0.3 million related to the sale of a non-operating Burger King property, a gain of $0.3 million related to property insurance recoveries from fires at two Burger King restaurants and a gain of $0.1 million related to a business interruption insurance recovery from storm damage at a Burger King restaurant.
In 2010, the Company recorded a gain of $0.4 million related to a property insurance recovery from a fire at a Burger King restaurant.
During 2009, the Company recorded a loss of $0.1 million associated with a sale-leaseback of a restaurant property.

Income Taxes	12 Months Ended
Jan. 01, 2012
Income Tax Expense (Benefit) [Abstract]
Income Taxes
Income Taxes
The provision (benefit) for income taxes on income from continuing operations was comprised of the following:

	Year ended
	January 1, 2012	January 2, 2011	January 3, 2010
Current:
Federal	$(6,606)	$(1,628)	$1,562
State	117	389	102
	(6,489)	(1,239)	1,664
Deferred (prepaid):
Federal	4,875	2,010	3,453
State	(47)	36	907
	4,828	2,046	4,360
Valuation allowance	—	—	(94)
Provision (benefit) for income taxes	$(1,661)	$807	$5,930
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for income tax purposes. The components of deferred income tax assets and liabilities at January 1, 2012 and January 2, 2011 were as follows:

	January 1, 2012	January 2, 2011
Current deferred income tax assets (liabilities):
Inventory and other reserves	$(44)	$29
Accrued vacation benefits	2,788	2,587
Other accruals	740	1,993
Current deferred income tax assets	3,484	4,609
Long term deferred income tax assets (liabilities):
Deferred income on sale-leaseback of certain real estate	13,977	15,153
Lease financing obligations	1,095	1,016
Postretirement benefit expenses	1,533	1,695
Accumulated other comprehensive income-postretirement benefits	(736)	(979)
Stock-based compensation expense	1,566	917
Property and equipment depreciation	(4,562)	1,205
State net operating loss carryforwards	921	728
Amortization of other intangibles, net	(87)	(30)
Amortization of franchise rights	(24,630)	(24,421)
Occupancy costs	5,705	5,200
Tax credit carryforwards	1,693	549
Other	2,194	1,465
Long-term net deferred income tax assets (liabilities)	(1,331)	2,498
Less: Valuation allowance	(903)	(549)
Total long-term deferred income tax assets (liabilities)	(2,234)	1,949
Carrying value of net deferred income tax assets	$1,250	$6,558
The Company's state net operating loss carryforwards expire in varying amounts through 2031.
The Company establishes a valuation allowance to reduce the carrying amount of deferred tax assets when it is more likely than not that it will not realize some portion or all of the tax benefit of its deferred tax assets. The Company evaluates whether its deferred tax assets are probable of realization on a quarterly basis. In performing this analysis, the Company considers all available evidence including historical operating results, the estimated timing of future reversals of existing taxable temporary differences and estimated future taxable income exclusive of reversing temporary differences and carryforwards. At January 1, 2012 and January 2, 2011, the Company had no valuation allowance pertaining to continuing operations. The estimation of future taxable income for federal and state purposes and the Company's ability to realize deferred tax assets pertaining to state net operating loss carryforwards and foreign tax credit carryforwards can significantly change based on future events and operating results. Thus, recorded valuation allowances may be subject to future changes that could be material.
The Company's effective tax rate was 76.0%, 30.8% and 34.9% for the years ended January 1, 2012, January 2, 2011 and January 3, 2010, respectively. A reconciliation of the statutory federal income tax provision (benefit) to the tax provision (benefit)applied to income from continuing operations for the years ended January 1, 2012, January 2, 2011 and January 3, 2010 was as follows:

	Year ended
	January 1, 2012	January 2, 2011	January 3, 2010
Statutory federal income tax provision (benefit)	$(765)	$916	$5,951
State income taxes, net of federal benefit	46	276	656
Stock-based compensation expense	336	356	294
Change in valuation allowance	—	—	(94)
Non-deductible expenses	242	35	7
Employment tax credits	(1,148)	(1,060)	(653)
Miscellaneous	(372)	284	(231)
Provision (benefit) for income taxes from continuing operations	$(1,661)	$807	$5,930
The Company's policy is to recognize interest and/or penalties related to uncertain tax positions in income tax expense. At January 1, 2012 and January 2, 2011, the Company had no unrecognized tax benefits and no accrued interest related to uncertain tax positions. The tax years 2008 - 2011 remain open to examination by the major taxing jurisdictions to which the Company is subject. Although it is not reasonably possible to estimate the amount by which unrecognized tax benefits may increase within the next twelve months due to uncertainties regarding the timing of examinations, the Company does not expect unrecognized tax benefits to significantly change in the next twelve months.

Stockholders' Equity	12 Months Ended
Jan. 01, 2012
Stockholders' Equity Note [Abstract]
Stockholders' Equity
Stockholders' Equity
2006 Stock Incentive Plan. In 2006, the Company adopted a stock plan titled the 2006 Stock Incentive Plan, as amended, (the “2006 Plan”) and reserved and authorized a total of 3,300,000 shares of common stock for grant thereunder. On June 9, 2011, the stockholders approved an amendment to the 2006 Plan increasing the number of shares of common stock available for issuance by an additional 1,000,000 shares. In 2011, the Company issued an aggregate of 8,334 non-vested shares to non-employee directors and 360,200 non-vested shares to certain employees. In 2010, the Company granted an aggregate of 552,000 stock options and issued an aggregate of 14,478 non-vested shares to non-employee directors and 11,000 non-vested shares to certain employees. In 2009, the Company granted an aggregate of 529,000 stock option shares, issued an aggregate of 12,100 non-vested shares to certain employees and granted 15,000 non-qualified stock options to non-employee directors under the 2006 Plan. As of January 1, 2012, 1,276,837 shares were available for future grant or issuance.
The non-qualified stock options and incentive stock options (“ISO's”) granted under the 2006 Plan are exercisable for up to one-fifth of the total number of options granted on or after the first anniversary of the grant date, and as of the first day of each month thereafter are exercisable for an additional one-sixtieth of the total number of options granted until fully exercisable. The options expire seven years from the date of the grant. The non-qualified stock options issued to outside directors vest over five years at the rate of one-fifth on each anniversary of the award, provided that the participant has continuously remained a director of the Company. The non-vested stock awards issued to certain restaurant employees in 2010 and 2009 vest 100% on the third anniversary date of the award. The non-vested stock awards issued to outside directors in 2010 and 2011vest over two years at the rate of one-half on each anniversary of the award, provided that the participant has continuously remained a director of the Company. The non-vested shares granted to certain corporate employees in 2011 vest over four years at the rate of one-fourth on each anniversary date of the award. Forfeiture rates are based on a stratification of employees by expected exercise behavior and range from 0% to 15%.
Stock-based compensation expense for the years ended January 1, 2012 and January 2, 2011 totaled $1.0 million, $0.9 million and $0.9 million, respectively. A portion of the Company's granted options qualify as ISO's for income tax purposes, and as such, a tax benefit is not recorded at the time the compensation cost related to the options is recorded for financial reporting purposes because an ISO does not ordinarily result in a tax benefit unless there is a disqualifying disposition. Stock option grants of non-qualified options result in the creation of a deferred tax asset until the time that the option is exercised.
The total non-vested stock-based compensation expense relating to the options and restricted shares is approximately $1.1 million at January 1, 2012. In connection with the planned spin-off of Fiesta Restaurant Group, the Company converted on March 5, 2012 all of its outstanding vested stock options to common stock and all of its outstanding unvested stock options to unvested shares. The unvested shares will generally vest over the same period as the unvested stock options that were converted. The Company expects to record additional stock compensation expense in the first quarter of 2012 in connection with this conversion.
At January 1, 2012, the remaining weighted average vesting period for stock options was 2.4 years and for non-vested shares was 1.97 years. Shares issued upon exercise of options have been previously registered with the SEC. A summary of all option activity in fiscal 2011 under the Company's 2006 Plan was as follows:

	2006 Plan
	Number of Options	Weighted Average Exercise Price	Average Remaining Contractual Life	Aggregate Intrinsic Value (in thousands)(1)
Options outstanding at January 3, 2011	2,588,017	$9.17	4.2	$2,948
Granted	—	—
Exercised	(97,376)	5.61
Forfeited	(52,314)	8.37
Options outstanding at January 1, 2012	2,438,327	$9.33	3.2	$8,275
Vested or expected to vest at January 1, 2012	2,424,645	$9.35	3.2	$8,191
Options exercisable at January 1, 2012	1,791,840	$10.71	2.8	$4,348

(1)
The aggregate intrinsic value was calculated using the difference between the market price of the Company's common stock at January 1, 2012 of $11.57 and the grant price for only those awards that had a grant price that was less than the market price of the Company's common stock at January 1, 2012.

The non-vested stock activity in fiscal 2011 related to the Company's 2006 Plan was as follows:

	Shares	Weighted Average Grant Date Price
Nonvested at January 3, 2011	45,701	$6.16
Granted	368,534	7.68
Vested	(20,459)	7.38
Forfeited	(8,350)	7.13
Nonvested at Janaury 1, 2012	385,426	$7.54

Commitments And Contingencies	12 Months Ended
Jan. 01, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments And Contingencies
Commitments and Contingencies
On November 16, 1998, the Equal Employment Opportunity Commission (“EEOC”) filed suit in the United States District Court for the Northern District of New York (the “Court”), under Title VII of the Civil Rights Act of 1964, as amended, against Carrols. The complaint alleged that Carrols engaged in a pattern or practice of unlawful discrimination, harassment and retaliation against former and current female employees. The EEOC ultimately attempted to present evidence of 511 individuals that it believed constituted the “class” of claimants for which it was seeking monetary and injunctive relief from Carrols. On April 20, 2005, the Court issued a decision and order granting Carrols' Motion for Summary Judgment that Carrols filed in January 2004, dismissing the EEOC's pattern or practice claim. Carrols then moved for summary judgment against the claims of the 511 individual claimants. On March 2, 2011, the Court issued a decision and order granting summary judgment against the claims of all but 131 of the 511 individual claimants and dismissed 380 of the individual claimants from the case. Both the EEOC and Carrols subsequently filed motions for reconsideration in part of the Court's March 2, 2011 decision and order, which motions were denied by the Court in a decision and order issued February 10, 2012. Pursuant to the Court's order the parties submitted on March 1, 2012 letter briefs outlining their respective proposals on how the Court should proceed with the trials of the remaining claimants. The Court has ruled in part on the March 1, 2012 letter briefs requiring that depositions of the remaining claimants and other identified witnesses should move forward to be completed in 2012.
Subject to possible appeal by the EEOC, the EEOC's pattern or practice claim is dismissed however; the Court has yet to determine how the claims of the individual claimants will proceed. Although the Company believes that the EEOC's continued class litigation argument is without merit, it is not possible to predict the outcome of that matter on an appeal, if one is taken. The Company does not believe that any of the remaining claims, individually or in the aggregate, would have a material adverse impact on its consolidated financial statements.
The Company is a party to various other litigation matters incidental to the conduct of the Company's business. The Company does not believe that the outcome of any of these other matters will have a material adverse effect on its consolidated financial statements.

Retirement Plans	12 Months Ended
Jan. 01, 2012
Compensation and Retirement Disclosure [Abstract]
Retirement Plans
Retirement Plans
The Company offers its salaried employees the option to participate in the Carrols Corporation Retirement Savings Plan (the “Retirement Plan”). The Retirement Plan includes a savings option pursuant to section 401(k) of the Internal Revenue Code in addition to a post-tax savings option. The Company may elect to contribute to the Retirement Plan on an annual basis. The Company contribution is equal to 50% of the employee's contribution to a maximum Company contribution of $520 annually for any plan year that the Company participates in an employee match. Under the Retirement Plan, the Company's contributions begin to vest after one year and fully vest after five years of service. A year of service is defined as a plan year during which an employee completes at least 1,000 hours of service. Participating employees may contribute up to 50% of their salary annually to either of the savings options, subject to other limitations. The employees have various investment options available under a trust established by the Retirement Plan. Contributions to the Retirement Plan for employees related to continuing operations were $292, $297 and $295 for the years ended January 1, 2012, January 2, 2011 and January 3, 2010, respectively.

The Company also has an Amended and Restated Deferred Compensation Plan which permits employees not eligible to participate in the Retirement Plan because they have been excluded as “highly compensated” employees (as so defined in the Retirement Plan) to voluntarily defer portions of their base salary and annual bonus. All amounts deferred by the participants earn interest at 8% per annum. There is no Company matching on any portion of the funds. At January 1, 2012 and January 2, 2011, a total of $965 and $2,937, respectively, was deferred under this plan, including accrued interest.

Postretirement Benefits	12 Months Ended
Jan. 01, 2012
Defined Benefit Plans and Other Postretirement Benefit Plans Disclosures [Abstract]
Postretirement Benefits
Postretirement Benefits
The Company sponsors a postretirement medical and life insurance plan covering substantially all Burger King administrative and restaurant management personnel who retire or terminate after qualifying for such benefits.
The following was the plan status and accumulated postretirement benefit obligation (APBO) at January 1, 2012 and January 2, 2011:

	January 1, 2012	January 2, 2011
Change in benefit obligation:
Benefit obligation at beginning of year	$1,845	$1,914
Service cost	7	23
Interest cost	87	103
Plan participants' contributions	67	49
Actuarial loss (gain)	350	(39)
Benefits paid	(318)	(219)
Medicare part D prescription drug subsidy	17	14
Benefit obligation at end of year	$2,055	$1,845

Change in plan assets:
Fair value of plan assets at beginning of year	$—	$—
Employer contributions	234	156
Plan participants' contributions	67	49
Benefits paid	(318)	(219)
Medicare part D prescription drug subsidy	17	14
Fair value of plan assets at end of year	—	—
Funded status	$(2,055)	$(1,845)
Weighted average assumptions:
Discount rate used to determine benefit obligations	4.40%	5.54%
Discount rate used to determine net periodic benefit cost	5.54%	6.00%
The discount rate is determined based on high-quality fixed income investments that match the duration of expected retiree medical and life insurance benefits. The Company has typically used the corporate AA/Aa bond rate for this assumption.
Components of net periodic postretirement benefit income recognized in the consolidated statements of operations were:

	Year ended
	January 1, 2012	January 2, 2011	January 3, 2010
Service cost	$7	$23	$28
Interest cost	87	103	114
Amortization of net gains and losses	84	95	94
Amortization of prior service credit	(359)	(360)	(359)
Net periodic postretirement benefit income	$(181)	$(139)	$(123)
Amounts recognized in accumulated other comprehensive income that have not yet been recognized as components of net periodic benefit income, consisted of:

	January 1, 2012	January 2, 2011
Prior service cost	$3,753	$4,112
Net gain	(1,864)	(1,598)
Deferred income taxes	(736)	(979)
Accumulated other comprehensive income	$1,153	$1,535
The estimated net gain and prior service credit for the postretirement benefit plan that will be amortized from accumulated other comprehensive income into net periodic benefit income over the next fiscal year are $114 and $360, respectively.
The following table reflects the changes in accumulated other comprehensive income for the years ended January 1, 2012 and Janaury 2, 2011:

	January 1, 2012	January 2, 2011
Net loss (gain)	$350	$(39)
Amortization of net loss	(84)	(95)
Amortization of prior service credit	359	360
Deferred income taxes	(243)	(98)
Total recognized in accumulated other comprehensive income	$382	$128
Assumed health care cost trend rates at year end were as follows:

	January 1, 2012	January 2, 2011	January 3, 2010
Medical benefits cost trend rate assumed for the following year	8.00%	9.00%	9.00%
Prescription drug benefit cost trend rate assumed for the following year	7.50%	8.00%	9.00%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2017	2017	2016
Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in the health care cost trend rates would have the following effects:

	1% Increase	1% Decrease
Effect on total of service and interest cost components	$8	$(7)
Effect on postretirement benefit obligation	168	(146)
During 2012, the Company expects to contribute approximately $127 to its postretirement benefit plan. The benefits, net of Medicare Part D subsidy receipts, expected to be paid in each year from 2012 through 2016 are $127, $139, $138, $139 and $131 respectively, and for the years 2017-2021 the aggregate amount is $915.

Net Income Per Share	12 Months Ended
Jan. 01, 2012
Earnings Per Share [Abstract]
Net Income Per Share
Net Income (Loss) per Share
Basic net income (loss) per share is computed by dividing net income for the period by the weighted average number of common shares outstanding during the period. Diluted net income per share is computed by dividing net income for the period by the weighted average number of common shares outstanding adjusted for the dilutive effect of outstanding stock options, if dilutive. The numerator of the diluted net income per share calculation is increased by the allocation of net income and dividends declared to nonvested shares, if the net impact is dilutive.
The Company has determined that certain nonvested share awards (also referred to as restricted stock awards) are participating securities because they have non-forfeitable rights to dividends. Accordingly, basic net income per share is calculated under the two-class method calculation. In determining the number of diluted shares outstanding, the Company is required to disclose the more dilutive earnings per share result between the treasury stock method calculation and the two-class method calculation.
The following table is a reconciliation of the net income (loss) and share amounts used in the calculation of basic net income (loss) per share and diluted net income per share:

	Year ended
	January 1, 2012	January 2, 2011	January 3, 2010
Basic net income (loss) per share:
Net income (loss) from continuing operations	$(524)	$1,810	$11,074
Net income from discontinued operations	$11,742	$10,106	$10,761
Weighted average common shares outstanding	21,677,837	21,620,550	21,594,366
Basic net income (loss) per share from continuing operations	$(0.02)	$0.08	$0.51
Basic net income per share from discontinued operations	$0.54	$0.47	$0.50

Diluted net income (loss) per share:
Net income (loss) from continuing operations	$(524)	$1,810	$11,074
Net income from discontinued operations	$11,742	$10,106	$10,761
Shares used in computed basic net income per share	21,677,837	21,620,550	21,594,366
Dilutive effect of non-vested shares and stock options	—	214,867	174,317
Shares used in computed diluted net income per share	21,677,837	21,835,417	21,768,683
Diluted net income (loss) per share from continuing operations	$(0.02)	$0.08	$0.51
Diluted net income per share from discontinued operations	$0.54	$0.46	$0.49
Shares excluded from diluted net income per share computation (1)	1,551,372	2,076,725	1,600,772

(1)
These shares subject to stock options and non-vested shares were not included in the computation of diluted net income (loss) per share because they would have been antidilutive for the years presented.

Selected Quarterly Financial And Earnings Data	12 Months Ended
Jan. 01, 2012
Quarterly Financial Information Disclosure [Abstract]
Selected Quarterly Financial And Earnings Data
Selected Quarterly Financial and Earnings Data (Unaudited)

	Year ended January 1, 2012
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
Revenue	$81,622		$88,595		$90,599		$86,702
Income (loss) from operations	(1,188)	(1)	3,304	(1)	4,121		175	(1)(3)
Net income (loss) from continuing operations	(832)		300		356	(2)	(348)
Income from discontinued operations, net of income taxes	3,078		5,208		3,049	(2)	407
Net income	2,246		5,508		3,405		59
Basic and diluted net income (loss) per share, continuing operations	(0.04)		0.01		0.02		(0.01)
Basic and diluted net income per share, discontinued operations	0.14		0.24		0.14		0.02

	Year ended January 2, 2011
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
Revenue	$87,619		$93,456		$90,355		$85,643
Income from operations	1,751		3,217	(4)	4,783	(5)	1,823	(4)
Net income (loss) from continuing operations	(466)		710		1,815		(250)
Income from discontinued operations, net of income taxes	2,780		1,725		2,778		2,824
Net income	2,314		2,435		4,593		2,574
Basic and diluted net income (loss) per share, continuing operations	(0.02)		0.03		0.08		(0.01)
Basic and diluted net income per share, discontinued operations	0.13		0.08		0.13		0.13

(1)
The Company recorded impairment and other lease charges of $1.0 million in the first quarter of fiscal 2011, $0.2 million in the second quarter of fiscal 2011 and $0.3 million in the fourth quarter of fiscal 2011 (See Note 5).

(2)
The Company recorded a loss on extinguishment of debt of $2.4 million in the third quarter of fiscal 2011, of which $1.2 million has been reclassified to income from discontinued operations with the remainder of $1.2 million included in net income from continuing operations.

(3)	The fourth quarter of fiscal 2011 includes a $0.3 million gain related to a property insurance recovery from a fire at a Burger King restaurant (See Note 10).

(4)	The Company recorded impairment and other lease charges of $0.3 million in the second quarter of fiscal 2010 and $0.3 million in the fourth quarter of fiscal 2010 (See Note 4).

(5)	The Company recorded a gain of $0.4 million in the third quarter of fiscal 2010 related to an insurance recovery for damages from a fire at a Burger King restaurant (See Note 10).

Schedule I - Condensed Financial Information Of Carrols Restaurant Group, Inc. (Parent Company Only)	12 Months Ended
Jan. 01, 2012
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
Schedule I - Condensed Financial Information Of Carrols Restaurant Group, Inc. (Parent Company Only)

	January 1, 2012	January 2, 2011
ASSETS
Investment in and advances from unconsolidated subsidiary	$58,603	$44,899
Due from unconsolidated subsidiaries	554	8
Total assets	59,157	44,907
LIABILITIES AND STOCKHOLDERS’ EQUITY
Due to unconsolidated subsidiaries	—	—
Total liabilities	—	—
Stockholders’ equity:
Preferred stock, par value $.01; authorized 20,000,000 shares, issued and outstanding—none	—	—
Voting common stock, par value $.01; authorized 100,000,000 shares, issued— 22,135,663 and 21,678,103, respectively, and outstanding—21,750,237 and 21,632,402 shares, respectively	218	216
Additional paid-in capital	6,954	3,474
Retained earnings	51,041	39,823
Accumulated other comprehensive income	1,085	1,535
Treasury stock, at cost	(141)	(141)
Total stockholders’ equity	59,157	44,907
Total liabilities and stockholders’ equity	$59,157	$44,907

	Year ended
	January 1, 2012	January 2, 2011	January 3, 2010
Income:
Investment income (loss) from unconsolidated subsidiary - continuing operations	$(520)	$1,816	$11,080
Investment income from unconsolidated subsidiary - discontinued operations	11,742	10,106	10,761
Expenses:
General and administrative	4	6	6
Net income	$11,218	$11,916	$21,835

	Year ended
	January 1, 2012	January 2, 2011	January 3, 2010
Cash flows from operating activities:
Net income	$11,218	$11,916	$21,835
Income from discontinued operations of unconsolidated subsidiary	(11,742)	(10,106)	(10,761)
Adjustments to reconcile net income to net cash used for operating activities:
(Increase) decrease in investment in unconsolidated subsidiary - continuing operations	520	(1,816)	(11,080)
(Increase) decrease in due from unconsolidated subsidiary	(547)	(58)	6
Net cash used for operating activities - continuing operations	(551)	(64)	—
Cash flows from financing activities:
Proceeds from stock option exercises	551	64	—
Net cash provided from financing activities	551	64	—
Net increase (decrease) in cash and cash equivalents from continuing operations	—	—	—
Cash and cash equivalents, beginning of year	—	—	—
Cash and cash equivalents, end of year	$—	$—	$—

Note 1—Basis of Presentation
Carrols Restaurant Group, Inc’s (the “Company”) investment in subsidiary is stated at cost plus equity in the undistributed earnings of its subsidiary. The Company’s share of net income of its unconsolidated subsidiary is included in consolidated income using the equity method. This condensed financial information of the parent company only should be read in conjunction with the Consolidated Financial Statements of the Company included elsewhere in this Form 8-K.

Schedule II - Valuation And Qualifying Accounts	12 Months Ended
Jan. 01, 2012
Valuation and Qualifying Accounts [Abstract]
Schedule II - Valuation And Qualifying Accounts

	Column B	Column C		Column D	Column E
Description	Balance at Beginning of Period	Charged to Costs and Expenses	Charged to other accounts	Deductions	Balance at End of Period
Year ended January 1, 2012:
Deferred income tax valuation allowance	$549	$354	$—	$—	$903
Year ended January 2, 2011:
Deferred income tax valuation allowance	$563	$(14)	$—	$—	$549
Year ended January 3, 2010:
Deferred income tax valuation allowance	$575	$(12)	$—	$—	$563